VANGUARD(R) GROWTH AND INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2001

STOCK

[THE VANGUARD GROUP (R) LOGO]

September 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

John J. Brennan
Chairman and Chief Executive Officer



--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman        1
Report from the Adviser         6
Fund Profile                    9
Glossary of Investment Terms   10
Performance Summary            11
Your Fund's After-Tax Returns  12
Financial Statements           13



SUMMARY
* Vanguard Growth and Income Fund posted a nine-month return of -20.1%, which, while disappointing, topped those of its comparative measures.
* The stock market's plunge in the period was widespread: No market segment or sector provided a refuge.
* Your fund had incrementally better returns in several sectors, helping it to provide a higher overall return than its benchmarks could.
* Because of a change in the fund's fiscal year, this report covers nine months instead of twelve.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN

Fellow Shareholder,

The stock market was in the midst of a steep decline when the tragic terrorist attacks occurred on September 11. The tragedy added an element of fear and uncertainty to a market that was already reeling from the slowdown in the U.S. economy and a plunge in corporate profits. In this difficult environment, VANGUARD GROWTH AND INCOME FUND posted a return of -20.1% for the nine months ended September 30, 2001, the fund's new fiscal year-end. While disappointing, this return was higher than those of its comparative measures.

     As we mentioned in our semiannual report to you, reporting periods for several Vanguard funds were changed this year as part of an effort to enhance efficiency. As part of this initiative, your fund's fiscal year-end moved from December 31 to September 30. Because of the change, this report covers the nine months since the end of the fund's previous fiscal year. In the future, you will receive a semiannual report covering the six months through March, and an annual report covering the twelve months through September.

     The table below presents the total returns (capital change plus reinvested dividends) for your fund, its average mutual fund peer, and the Standard & Poor's 500 Index, which is composed mostly of large- capitalization U.S. stocks. Also presented is the return for your fund's Admiral Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economies of scale and lower costs to the fund.

--------------------------------------------------------------------------------
2001 Total Returns                                             Nine Months Ended
                                                                    September 30
--------------------------------------------------------------------------------
VANGUARD GROWTH AND INCOME FUND                                     -20.1%
Average Large-Cap Core Fund*                                        -21.8
S&P 500 Index                                                       -20.4
--------------------------------------------------------------------------------
Admiral Shares (Since May 14, 2001, inception)
Vanguard Growth and Income Fund                                     -16.3%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on a decrease in net asset value from $32.06 per share on December 31, 2000, to $25.50 per share on September 30, 2001, and is adjusted for a dividend of $0.15 per share paid from net investment income. For Admiral Shares, the return is based on a decrease in net asset value from $50.00 per share at inception to $41.66 at the fiscal year-end and is adjusted for a dividend of $0.25 per share paid from net investment income.

     If you own Vanguard Growth and Income Fund in a taxable account, please see page 12 for a review of the fund's after-tax returns.

ECONOMIC OVERVIEW
As the fiscal period was nearing its end, the terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since the beginning of 2001. The rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                ONE        THREE         FIVE
                                                YEAR       YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -26.6%        2.0%        10.2%
Russell 2000 Index (Small-caps)                -21.2         5.0          4.5
Wilshire 5000 Index (Entire market)            -29.0         1.9          8.6
MSCI EAFE Index (International)                -28.5        -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     13.0%        6.4%         8.1%
Lehman 10 Year Municipal Bond Index             10.0         5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       5.0         5.1          5.1
================================================================================
CPI
Consumer Price Index                             2.6%        2.9%         2.5%
--------------------------------------------------------------------------------

     The Fed's most recent actions continued its yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.

     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

FINANCIAL MARKETS IN REVIEW
Global financial markets fell hard over the nine months ended September 30. A sharp decline in actual and forecast corporate earnings led to a steep decline in U.S. stock prices. The market, as measured by the Wilshire 5000 Total Market Index, fell -20.8%. Overseas, the story was much the same. For U.S.-based investors, poor stock market returns abroad were reduced further by the strength of the U.S. dollar.

     Growth stocks across all capitalization levels were among the hardest hit, both at home and abroad. Technology stocks, in particular, continued to plummet, with the tech-heavy Nasdaq Composite Index falling -38.9% for the nine months. Small-cap value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even this market segment posted negative returns.

     The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned an excellent 8.4% during the period, as declining interest rates pushed bond prices higher.

FISCAL 2001 PERFORMANCE OVERVIEW
During this extremely difficult time for equity markets, Vanguard Growth and Income Fund posted the worst fiscal-period return in its 15-year history. That said, your fund's nine-month return of -;20.1% was 1.7 percentage points higher than that of its average peer and slightly outpaced the return of its benchmark index.

     The fund's goal is to provide, over the long run, a return that surpasses that of the S&P 500 Index, while maintaining a similar risk profile. Therefore, the fund's market sector weightings typically do not stray too far from those of the index. That made for a tough period for your fund, because every sector within the index declined during the nine months. The Growth and Income Fund did earn a positive return in one sector: Its holdings in the auto & transportation group gained 10%. However, at 1% of assets on average, this group made a negligible impact on the fund's overall return.

--------------------------------------------------------------------------------
Every sector within the S&P 500 Index declined during the nine months.
--------------------------------------------------------------------------------

     Your fund's adviser, Franklin Portfolio Associates, added value through its stock selection in several sectors. In particular, the fund's holdings in the financial services and "other energy" groups outpaced those in the index. However, the adviser's stock selection in technology was a notable exception. The fund's weighting in this poorly performing sector was lower than that of the index, but the value of its holdings declined more than those in the index.

     For further details on the fund's individual securities, please see the Report from the Adviser on page 6.

LONG-TERM PERFORMANCE OVERVIEW
Despite the precipitous decline in stocks over the past 18 months, the Growth and Income Fund posted a strong record for the ten years ended

September 30. The table below shows the annualized returns for your fund and its comparative measures. It also compares the result of a hypothetical $10,000 initial investment in each. As you can see, the fund generated about $4,600 more than its average competitor on that $10,000. Your fund's performance also edged out that of the S&P 500 Index. As we noted, surpassing the index return is your fund's goal, but it is not an easy task, given that indexes do not incur the real-world operating costs that mutual funds must bear.

     The fund's superior long-term record is a testament both to the investment advisory skill of Franklin Portfolio Associates and to the Vanguard cost advantage. Your fund's Investor Shares have an annualized expense ratio of 0.40% (average annual costs of $4.00 per $1,000 in assets)--a fraction of the average for its peer group (1.36%, or $13.60 per $1,000). This means that the average competitor would have to generate higher gross returns year in and year out just to match your fund's net returns. And it is the basis for our confidence in the fund's ability to generate superior results over the long run.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2001
                                 -----------------------------------------------
                                        AVERAGE                   FINAL VALUE OF
                                         ANNUAL                        A $10,000
                                         RETURN               INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD GROWTH AND INCOME FUND          13.0%                        $34,002
Average Large-Cap Core Fund              11.4                          29,408
S&P 500 Index                            12.7                          33,053
--------------------------------------------------------------------------------

A FEW WORDS ABOUT ADMIRAL SHARES
Vanguard began introducing Admiral Shares in November 2000 and added the new share class to your fund in mid-May. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.

     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of our Investor Shares. For example, Admiral Shares of the Growth and Income Fund have an expense ratio of 0.35%, compared with the 0.40% for the fund's Investor Shares.

     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:
* The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com(TM).
* The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.
*    There is a balance of $250,000 or more in the fund account.

IN SUMMARY
The past several months have been trying for investors--and for the nation as a whole. Investment risk and the unpredictability of financial and global events have been more pronounced than usual. Such uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced in recent months should not alter a thoughtfully constructed long-term investment plan.

     Investing for the long term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. The Growth and Income Fund can be a very sensible component in such a portfolio. We thank you for entrusting your hard-earned dollars to Vanguard.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


October 15, 2001

REPORT FROM THE ADVISER
Though we were mildly successful at beating our benchmark, the S&P 500 Index, in the first nine months of 2001, we suspect that what concerns our shareholders is the negative absolute returns of VANGUARD GROWTH AND INCOME FUND and of stocks in general. At times like these, it can be difficult to remain focused on long-term goals. However, we would like to emphasize the value of staying with a diversified investment program that includes exposure to large-capitalization U.S. stocks. For our part, we will stick to our mission of building and maintaining a portfolio structured around the S&P 500 Index with a focus on superior stock selection. We will remain fully invested, and the fund will have risk characteristics comparable to those of the index.

THE INVESTMENT ENVIRONMENT
The horrific terrorist attacks of September 11 belong to that rare order of events that have the potential to change the entire economic and financial landscape. Many observers have tried to identify similar events or periods--the Gulf War, the Yom Kippur War, Pearl Harbor--but none is truly comparable. Perhaps the closest historical analog to the current environment is the early years of the Cold War, just after World War II. Like the war on terrorism, the Cold War was one of attrition and background conflict punctuated by intense flare-ups, such as the Korean War in the early 1950s. For your reference, the S&P 500 Index fell -1.4% annually for the four years from June 1945 to June 1949, but then rose at a 14.3% annual rate for the next four years.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

     In any case, the difficulty of identifying a relevant precedent makes investors more anxious, beyond concerns about counterattacks, escalation of hostilities, and other implications of war. This anxiety and its impact on consumer and business confidence will determine the long-run impact of the terrorist attacks on our economy and markets.

     As of this writing, world markets have recovered much of their postattack loss. The S&P 500 is down about -3% from September 10, the Nasdaq is down about -7%, and the Morgan Stanley Capital International Europe, Australasia, Far East Index--the most prominent barometer of world markets--is down only -1% or so. It seems clear that, all else being equal, the stock market would deserve to fall in value in the wake of September 11. The prospects of falling business and consumer confidence, lower productivity due to security requirements, and a chill on world trade seem to warrant lower valuations. On the other hand, interest rates are lower, energy prices are down, and more fiscal stimulus is on the way.

     Whether the market is due for a decline of a few percentage points or something closer to the double-digit losses of late September will become clearer over the next several months. In the meantime, the safest bets may be on continued high volatility and more than usual uncertainty about the future.

OUR FUND'S SUCCESSES
The Growth and Income Fund outperformed the S&P 500 Index in six of the first nine months of 2001. Small differences in certain risk characteristics and in industry weightings between the fund and the benchmark helped our results. The impact of individual stock selection was mixed.

     We derived a small, though not insignificant, benefit from holding stocks that, on average, had lower price/earnings ratios, slightly smaller capitalization levels, and lower expected volatility than the index stocks as a group. In addition, the fund's mild overweighting in energy, health care, and financial services stocks helped it to outperform the index.

     Our successful stock holdings included several that were overweighted relative to the benchmark: Bank of America, Pitney Bowes, Tosco, AutoZone, and Freddie Mac. In comparison with the index, we also benefited from owning less--or none at all--of certain stocks that suffered in the fiscal period. These included Enron, American Express, AES Corporation, and Coca-Cola.

OUR FUND'S SHORTFALLS
As always, there were some holdings and portfolio characteristics that did not benefit the fund. Dell Computer has been a big performer in the S&P 500 Index this year, and we only held it briefly in January. We overweighted several poor performers, including Qwest Communications, Veritas Software, Boeing, Kohl's, and Oracle.

     Our small tilt toward stocks with positive momentum did not benefit relative performance. In addition, a small overweighting in utilities hurt our results, the only sector tilt to do so.

THE FUND'S POSITIONING
We firmly believe that the Growth and Income Fund is well-positioned relative to the S&P 500 Index. We have concerns about the near-term health of the U.S. economy and stock market. However, attempting to time the economic recovery--and the stock market's response to a recovery--is risky, and likely to be unrewarded. We will maintain our fully invested posture and our long-term outlook. The United States has a solid infrastructure and is a world leader in innovation and initiative. We believe its future is bright.

     Our investment process has performed well in the midst of some wrenching changes, and we believe it will do so in the future. We will continue to keep the fund's risk profile in line with the index's in terms of sector characteristics and other broad measures. We will take on additional risk with our individual stock selection, an area in which we expect to excel.


John S. Cone, CFA, President and Chief Executive Officer
Franklin Portfolio Associates LLC

October 10, 2001

Fund Profile                                            As of September 30, 2001
 for Growth and Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    BEST       WILSHIRE
                                        FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                         170         500          6,196
Median Market Cap                     $67.8B      $54.3B         $33.8B
Price/Earnings Ratio                   19.9x       23.8x          24.2x
Price/Book Ratio                        3.1x        3.3x           2.9x
Yield                                               1.5%           1.5%
 Investor Shares                        1.0%
 Admiral Shares                         1.1%
Return on Equity                       23.1%       24.4%          23.1%
Earnings Growth Rate                   17.1%       15.3%          15.4%
Foreign Holdings                        1.2%        1.5%           0.0%
Turnover Rate                            41%          --             --
Expense Ratio
 Investor Shares                     0.40%**          --             --
 Admiral Shares                      0.35%**          --             --
Cash Investments                        0.8%          --             --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Pfizer, Inc.                             4.0%
 (pharmaceuticals)
Citigroup, Inc.                          3.4
 (financial services)
Johnson & Johnson                        3.3
 (pharmaceuticals)
Exxon Mobil Corp.                        3.2
 (oil)
American International Group, Inc.       3.2
 (insurance)
Merck & Co., Inc.                        2.8
 (pharmaceuticals)
Microsoft Corp.                          2.8
 (software)
General Electric Co.                     2.6
 (conglomerate)
AOL Time Warner Inc.                     2.4
 (media)
Tyco International Ltd.                  2.3
 (diversified services)
--------------------------------------------------------------------------------
Top Ten                                 30.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                  BEST                   WILSHIRE
                          FUND    FIT*       FUND            5000
--------------------------------------------------------------------------------
R-Squared                 0.97    1.00       0.92            1.00
Beta                      1.01    1.00       0.94            1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS
 MARKET CAP - LARGE
 STYLE -      BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                BEST       WILSHIRE
                                    FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                0.3%       1.7%           2.0%
Consumer Discretionary              11.8       12.1           13.6
Consumer Staples                     9.0        8.2            7.2
Financial Services                  20.9       19.5           20.9
Health Care                         16.6       15.5           15.4
Integrated Oils                      7.3        5.7            3.8
Other Energy                         0.8        1.8            2.3
Materials & Processing               1.8        2.9            3.2
Producer Durables                    4.6        2.6            3.1
Technology                          12.5       14.0           13.7
Utilities                            8.8        9.9            9.5
Other                                5.6        6.1            5.3
--------------------------------------------------------------------------------



                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

*S&P 500 Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 for Growth and Income Fund
All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that average annual returns are based on the fund's new fiscal year-end.

-----------------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

INITIAL INVESTMENT OF $10,000                 [GROWTH AND INCOME MOUNTAIN CHART]
                    GROWTH AND INCOME INV     AVERAGE LARGE-CAP CORE FUND    S&P 500 INDEX          WILSHIRE 5000 INDEX
199109                     10000                         10000                  10000                    10000
199112                     10895                         10887                  10838                    10870
199203                     10621                         10725                  10565                    10725
199206                     10648                         10699                  10766                    10713
199209                     10914                         10966                  11105                    11041
199212                     11658                         11694                  11664                    11845
199303                     12380                         12164                  12174                    12350
199306                     12597                         12283                  12233                    12442
199309                     13052                         12673                  12549                    12946
199312                     13270                         12934                  12840                    13182
199403                     12722                         12501                  12353                    12690
199406                     12637                         12425                  12405                    12591
199409                     13205                         12922                  13011                    13275
199412                     13189                         12755                  13009                    13173
199503                     14401                         13812                  14276                    14363
199506                     15758                         15044                  15639                    15704
199509                     17159                         16139                  16882                    17139
199512                     17927                         16879                  17898                    17975
199603                     18985                         17785                  18859                    18985
199606                     19644                         18513                  19705                    19821
199609                     20196                         19062                  20314                    20382
199612                     22062                         20343                  22007                    21788
199703                     22463                         20616                  22597                    21929
199706                     26254                         24013                  26543                    25632
199709                     29405                         25751                  28531                    28133
199712                     29913                         26094                  29350                    28605
199803                     34027                         29623                  33444                    32399
199806                     35331                         30497                  34548                    33030
199809                     30735                         26923                  31112                    29057
199812                     37076                         32725                  37738                    35308
199903                     38775                         34381                  39618                    36640
199906                     42121                         36724                  42410                    39500
199909                     40027                         34391                  39762                    36887
199912                     46730                         40039                  45678                    43626
200003                     47159                         41841                  46726                    45291
200006                     45786                         40900                  45485                    43260
200009                     46529                         40513                  45044                    43332
200012                     42537                         36451                  41520                    38855
200103                     37217                         32586                  36597                    34061
200106                     40003                         34511                  38739                    36606
200109                     34002                         29408                  33053                    30787
-----------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED SEPTEMBER 30, 2001
                                                                     FINAL VALUE
                                   ONE        FIVE         TEN      OF A $10,000
                                  YEAR       YEARS       YEARS        INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund
 Investor Shares                -26.92%      10.98%      13.02%         $34,002
Average Large-Cap Core Fund*    -27.41        9.06       11.39           29,408
S&P 500 Index                   -26.62       10.23       12.70           33,053
Wilshire 5000 Index             -28.95        8.60       11.90           30,787
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                               TOTAL RETURNS       OF A $250,000
                            MAY 14, 2001**-SEPTEMBER 30, 2001         INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund Admiral Shares              -16.26%           $209,361
S&P 500 Index                                      -16.23             209,433
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001
[-40 TO 60%]                                       [GROWTH AND INCOME BAR CHART

                                GROWTH AND INCOME            S&P 500 INDEX
           1992                       9.1                          11.1
           1993                      19.6                            13
           1994                       1.2                           3.7
           1995                      29.9                          29.7
           1996                      17.7                          20.3
           1997                      45.6                          40.4
           1998                       4.5                             9
           1999                      30.2                          27.8
           2000                      16.2                          13.3
           2001                     -26.9                         -26.6
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Inception.
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's past performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2001
                                             ONE YEAR    FIVE YEARS    TEN YEARS
                                      ------------------------------------------
GROWTH AND INCOME FUND INVESTOR SHARES
Returns Before Taxes                          -26.92%      10.98%       13.02%
Returns After Taxes on Distributions          -27.41        8.65        10.51
Returns After Taxes on Distributions
 and Sale of Fund Shares                      -16.12        8.28         9.92
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH AND INCOME FUND                                  SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.2%)
 Genuine Parts Co.                                     545,300       $   17,373
                                                                      ---------
CONSUMER DISCRETIONARY (11.6%)
* AOL Time Warner Inc.                               5,007,300          165,742
* Kohl's Corp.                                       1,956,400           93,907
  Home Depot, Inc.                                   2,336,400           89,648
  Sears, Roebuck & Co.                               2,499,700           86,590
  Wal-Mart Stores, Inc.                              1,204,200           59,608
* Viacom Inc. Class B                                1,720,767           59,366
  The Walt Disney Co.                                2,654,700           49,431
* AutoZone Inc.                                        592,700           30,737
  May Department Stores Co.                            871,200           25,282
* Cendant Corp.                                      1,772,900           22,693
  Darden Restaurants Inc.                              746,700           19,601
  Lowe's Cos., Inc.                                    579,700           18,348
  Circuit City Stores, Inc.                          1,196,200           14,354
  Newell Rubbermaid, Inc.                              588,500           13,365
* Kmart Corp.                                        1,546,800           10,812
  Starwood Hotels & Resorts
   Worldwide, Inc.                                     401,500            8,833
  Eastman Kodak Co.                                    231,000            7,514
* Reebok International Ltd.                            295,300            6,113
  Dillard's Inc.                                       362,400            4,773
  Carnival Corp.                                       199,300            4,389
  Liz Claiborne, Inc.                                  104,300            3,932
  Alberto-Culver Co. Class B                            92,000            3,578
                                                                      ----------
                                                                        798,616
                                                                      ----------
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (8.9%)
  Procter & Gamble Co.                               1,856,800       $  135,156
  PepsiCo, Inc.                                      2,655,200          128,777
  Philip Morris Cos., Inc.                           2,202,300          106,349
  Unilever NV ADR                                      960,400           51,881
* The Kroger Co.                                     1,107,200           27,281
  ConAgra Foods, Inc.                                  937,400           21,045
* Safeway, Inc.                                        515,700           20,484
  UST, Inc.                                            574,200           19,063
  CVS Corp.                                            479,400           15,916
  Campbell Soup Co.                                    555,100           15,543
  Ralston-Ralston Purina Group                         449,000           14,727
  Wrigley (Wm.) Jr. Co.                                269,500           13,825
  SuperValu Inc.                                       656,300           13,277
  Colgate-Palmolive Co.                                171,900           10,013
  Albertson's, Inc.                                    237,200            7,562
  The Clorox Co.                                       135,800            5,025
  Winn-Dixie Stores, Inc.                              290,800            3,330
  Brown-Forman Corp. Class B                            10,300              651
                                                                      ----------
                                                                        609,905
                                                                      ----------
FINANCIAL SERVICES (20.5%)
Citigroup, Inc.                                      5,834,400          236,293
American International
 Group, Inc.                                         2,784,658          217,203
Bank of America Corp.                                2,530,789          147,798
Freddie Mac                                          1,599,700          103,981
Fannie Mae                                             759,300           60,790
First Data Corp.                                       961,600           56,023
Countrywide Credit
 Industries, Inc.                                    1,242,100           54,565

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH AND INCOME FUND                                  SHARES            (000)
--------------------------------------------------------------------------------
Golden West Financial Corp.                            866,600       $   50,349
SunTrust Banks, Inc.                                   712,700           47,466
KeyCorp                                              1,907,300           46,042
J.P. Morgan Chase & Co.                              1,271,900           43,435
U.S. Bancorp                                         1,784,000           39,569
Progressive Corp. of Ohio                              259,900           34,801
Household International, Inc.                          575,200           32,430
FleetBoston Financial Corp.                            769,900           28,294
Paychex, Inc.                                          843,600           26,582
Automatic Data Processing, Inc.                        472,800           22,241
National City Corp.                                    690,300           20,675
MBNA Corp.                                             652,000           19,749
Washington Mutual, Inc.                                509,000           19,586
Franklin Resources Corp.                               556,900           19,308
CIGNA Corp.                                            198,500           16,466
Deluxe Corp.                                           458,100           15,823
Huntington Bancshares Inc.                             687,500           11,901
T. Rowe Price Group Inc.                               328,100            9,613
UnumProvident Corp.                                    316,100            7,982
Merrill Lynch & Co., Inc.                              195,500            7,937
SouthTrust Corp.                                       201,100            5,122
Providian Financial Corp.                              215,700            4,346
Synovus Financial Corp.                                 34,200              944
                                                                      ----------
                                                                      1,407,314
                                                                      ----------

HEALTH CARE (16.3%)
  Pfizer, Inc.                                       6,785,950          272,117
  Johnson & Johnson                                  4,035,700          223,578
  Merck & Co., Inc.                                  2,873,100          191,348
* Forest Laboratories, Inc.                          1,269,500           91,582
  Cardinal Health, Inc.                              1,155,725           85,466
  Abbott Laboratories                                1,528,480           79,252
  UnitedHealth Group Inc.                              967,200           64,319
  Pharmacia Corp.                                    1,445,818           58,642
* Tenet Healthcare Corp.                               344,100           20,526
* King Pharmaceuticals, Inc.                           456,266           19,140
* Humana, Inc.                                       1,067,000           12,868
                                                                      ----------
                                                                      1,118,838
                                                                      ----------
INTEGRATED OILS (7.2%)
Exxon Mobil Corp.                                    5,547,436          218,569
Phillips Petroleum Co.                               1,358,960           73,302
Amerada Hess Corp.                                     741,500           47,085
Occidental Petroleum Corp.                           1,848,200           44,985
Kerr-McGee Corp.                                       794,700           41,253
Royal Dutch Petroleum Co. ADR                          644,100           32,366
USX-Marathon Group                                     963,100           25,763
Conoco Inc. Class B                                    398,900           10,108
                                                                      ----------
                                                                        493,431
                                                                      ----------
OTHER ENERGY (0.7%)
  Dynegy, Inc.                                         755,800           26,188
* Calpine Corp.                                        587,600           13,403
* Nabors Industries, Inc.                              564,500           11,838
                                                                      ----------
                                                                         51,429
                                                                      ----------
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
MATERIALS & PROCESSING (1.8%)
  Weyerhaeuser Co.                                     653,900       $   31,851
  Barrick Gold Corp.                                 1,433,800           24,876
  Alcoa Inc.                                           587,100           18,206
  Ashland, Inc.                                        467,700           18,030
* Inco Ltd.                                            924,400           11,472
* Pactiv Corp.                                         398,900            5,780
  Louisiana-Pacific Corp.                              799,600            5,197
* Freeport-McMoRan Copper &
   Gold Inc. Class B                                   471,300            5,180
                                                                      ----------
                                                                        120,592
                                                                      ----------
PRODUCER DURABLES (4.5%)
  The Boeing Co.                                     2,308,400           77,331
  Pitney Bowes, Inc.                                 1,304,200           49,820
  W.W. Grainger, Inc.                                  606,700           23,570
  KB Home                                              813,700           23,117
  Danaher Corp.                                        483,600           22,816
* KLA-Tencor Corp.                                     696,600           21,999
  Dover Corp.                                          703,800           21,191
  Centex Corp.                                         546,300           18,427
* Applied Materials, Inc.                              647,300           18,409
  Pulte Homes, Inc.                                    409,000           12,536
  Rockwell Collins                                     823,000           11,687
* Novellus Systems, Inc.                               126,300            3,607
* Teradyne, Inc.                                       170,900            3,333
* Agilent Technologies, Inc.                            28,300              553
                                                                      ----------
                                                                        308,396
                                                                      ----------
TECHNOLOGY (12.3%)
* Microsoft Corp.                                    3,714,000          190,045
  Intel Corp.                                        4,709,300           96,258
  International Business
   Machines Corp.                                      993,700           91,719
  Computer Associates
   International, Inc.                               2,825,400           72,726
* Oracle Corp.                                       5,261,200           66,186
* Cisco Systems, Inc.                                5,028,600           61,248
  Motorola, Inc.                                     1,726,031           26,926
  General Dynamics Corp.                               252,300           22,283
  Texas Instruments, Inc.                              769,200           19,215
* Unisys Corp.                                       2,088,800           18,089
  Hewlett-Packard Co.                                1,118,000           18,000
* EMC Corp.                                          1,488,000           17,484
  Nortel Networks Corp.                              2,956,000           16,583
* National Semiconductor Corp.                         744,300           16,412
  Rockwell International Corp.                       1,036,400           15,214
* Intuit, Inc.                                         401,200           14,363
* Solectron Corp.                                    1,172,580           13,661
* Micron Technology, Inc.                              633,500           11,929
* Advanced Micro Devices, Inc.                       1,375,900           11,214
  Scientific-Atlanta, Inc.                             561,100            9,847
* Comverse Technology, Inc.                            465,500            9,533
* NCR Corp.                                            242,200            7,181

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Corning, Inc.                                        576,100       $    5,081
* Sabre Holdings Corp.                                 173,900            4,650
* Compuware Corp.                                      513,600            4,278
* PeopleSoft, Inc.                                     187,900            3,390
* JDS Uniphase Corp.                                   133,900              846
                                                                      ----------
                                                                        844,361
                                                                      ----------
UTILITIES (8.7%)
  Verizon Communications                             2,364,900          127,965
* WorldCom, Inc.-
   WorldCom Group                                    5,409,000           81,351
  Sprint Corp.                                       2,578,700           61,915
  ALLTEL Corp.                                         693,600           40,194
  Reliant Energy, Inc.                               1,245,100           32,771
  Public Service Enterprise
   Group, Inc.                                         669,600           28,491
  GPU, Inc.                                            680,100           27,449
  Qwest Communications
   International Inc.                                1,425,100           23,799
  FPL Group, Inc.                                      415,800           22,266
  FirstEnergy Corp.                                    603,200           21,685
  AT&T Corp.                                         1,089,129           21,020
  TXU Corp.                                            439,500           20,358
* Sprint PCS                                           645,400           16,968
* Mirant Corp.                                         567,800           12,435
* Citizens Communications Co.                        1,080,200           10,154
  Consolidated Edison Inc.                             218,700            8,905
  Exelon Corp.                                         198,100            8,835
  Pinnacle West Capital Corp.                          210,500            8,357
  KeySpan Corp.                                        220,000            7,313
* AT&T Wireless Services Inc.                          350,481            5,236
  Peoples Energy Corp.                                 108,900            4,330
  BellSouth Corp.                                       68,800            2,859
  Sempra Energy                                         75,400            1,866
                                                                      ----------
                                                                        596,522
                                                                      ----------
OTHER (5.4%)
General Electric Co.                                 4,828,800          179,631
Tyco International Ltd.                              3,414,000          155,337
Johnson Controls, Inc.                                 396,700           25,881
Illinois Tool Works, Inc.                              181,500            9,821
National Service Industries, Inc.                      164,600            3,399
                                                                      ----------
                                                                        374,069
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $7,077,758)                                                    6,740,846
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 2.25%, 12/20/2001                                  $ 5,400       $    5,372
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
  Cash Account
3.33%, 10/1/2001--Note G                                17,415           17,415
3.34%, 10/1/2001                                       154,919          154,919
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $177,707)                                                        177,706
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
 (Cost $7,255,465)                                                    6,918,552
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     73,919
Liabilities--Note G                                                    (121,234)
                                                                      ----------
                                                                        (47,315)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $6,871,237
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 1.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                        AMOUNT
GROWTH AND INCOME FUND                                                   (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $7,705,339
Undistributed Net Investment Income                                     15,642
Accumulated Net Realized Losses--Note E                               (513,105)
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                                (336,913)
 Futures Contracts                                                         274
--------------------------------------------------------------------------------
NET ASSETS                                                          $6,871,237
================================================================================
Investor Shares--Net Assets
Applicable to 250,254,669 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                          $6,381,579
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                             $25.50
================================================================================
Admiral Shares--Net Assets
Applicable to 11,754,168 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $489,658
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                              $41.66
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

--------------------------------------------------------------------------------
                                                    GROWTH AND INCOME FUND
                                         ---------------------------------------
                                              JAN. 1 TO              YEAR ENDED
                                         SEPT. 30, 2001           DEC. 31, 2000
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                     $ 78,389               $ 119,428
 Interest                                         3,605                   9,148
 Security Lending                                    10                       7
--------------------------------------------------------------------------------
   Total Income                                  82,004                 128,583
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                        5,087                   7,477
 Performance Adjustment                             536                   1,332
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                17,103                  24,850
  Admiral Shares                                    320                      --
 Marketing and Distribution
  Investor Shares                                 1,019                   1,275
  Admiral Shares                                      5                      --
Custodian Fees                                       72                     112
Auditing Fees                                        11                      13
Shareholders' Reports
  Investor Shares                                   190                     253
  Admiral Shares                                     --                      --
Trustees' Fees and Expenses                          12                      13
--------------------------------------------------------------------------------
   Total Expenses                                24,355                  35,325
   Expenses Paid Indirectly--Note D                (650)                   (943)
--------------------------------------------------------------------------------
   Net Expenses                                  23,705                  34,382
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                            58,299                  94,201
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                   (467,510)                155,825
  Futures Contracts                             (26,663)                 (9,499)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                       (494,173)                146,326
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                      (1,356,874)             (1,093,585)
  Futures Contracts                               3,342                  (6,197)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             (1,353,532)             (1,099,782)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $(1,789,406)             $ (859,255)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


--------------------------------------------------------------------------------
                                                        GROWTH AND INCOME FUND
                                                        YEAR ENDED DECEMBER 31,
                                      JAN. 1 TO        -------------------------
                                 SEPT. 30, 2001             2000         1999
                                          (000)            (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                 $ 58,299         $ 94,201     $ 69,471
 Realized Net Gain (Loss)              (494,173)         146,326      569,667
 Change in Unrealized Appreciation
   (Depreciation)                    (1,353,532)      (1,099,782)     989,796
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations         (1,789,406)        (859,255)   1,628,934
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                        (39,160)         (94,338)     (70,403)
 Admiral Shares                          (1,390)              --           --
Realized Capital Gain
 Investor Shares                             --         (377,939)    (288,660)
 Admiral Shares                              --               --           --
--------------------------------------------------------------------------------
  Total Distributions                   (40,550)        (472,277)    (359,063)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
 Investor Shares                       (842,905)       1,482,745    2,386,013
 Admiral Shares                         576,501               --           --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions          (266,404)       1,482,745    2,386,013
--------------------------------------------------------------------------------
 Total Increase (Decrease)           (2,096,360)         151,213    3,655,884
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                   8,967,597        8,816,384    5,160,500
--------------------------------------------------------------------------------
End of Period                        $6,871,237       $8,967,597   $8,816,384
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
                                                              GROWTH AND INCOME FUND INVESTOR SHARES
                                                                      YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
FOR A SHARE OUTSTANDING               JAN. 1 TO
THROUGHOUT EACH PERIOD           SEPT. 30, 2001              2000     1999     1998     1997      1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $32.06            $37.08   $30.76   $26.19   $22.23    $19.95
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                      .22               .35      .33      .32      .41       .41
 Net Realized and Unrealized Gain (Loss)
  on Investments                          (6.63)            (3.55)    7.60     5.86     7.15      4.09
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations        (6.41)            (3.20)    7.93     6.18     7.56      4.50
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (.15)             (.35)    (.33)    (.33)    (.42)     (.40)
 Distributions from Realized Capital Gains   --             (1.47)   (1.28)   (1.28)   (3.18)    (1.82)
  Total Distributions                      (.15)            (1.82)   (1.61)   (1.61)   (3.60)    (2.22)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $25.50            $32.06   $37.08   $30.76   $26.19    $22.23
=======================================================================================================
TOTAL RETURN                            -20.06%            -8.97%   26.04%   23.94%   35.59%    23.06%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)    $6,382            $8,968   $8,816   $5,161   $2,142    $1,285
 Ratio of Total Expenses to
  Average Net Assets                     0.40%*             0.38%    0.37%    0.36%    0.36%     0.38%
 Ratio of Net Investment Income to
  Average Net Assets                     0.95%*             1.02%    1.04%    1.27%    1.74%     1.97%
Portfolio Turnover Rate                     41%               65%      54%      47%      66%       75%
=======================================================================================================

*Annualized.

--------------------------------------------------------------------------------
                                           GROWTH AND INCOME FUND ADMIRAL SHARES
                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .20
 Net Realized and Unrealized Gain (Loss) on Investments                  (8.29)
--------------------------------------------------------------------------------
  Total from Investment Operations                                       (8.09)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.25)
 Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
  Total Distributions                                                     (.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $41.66
================================================================================
TOTAL RETURN                                                           -16.26%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                     $490
 Ratio of Total Expenses to Average Net Assets                         0.35%**
 Ratio of Net Investment Income to Average Net Assets                  1.04%**
 Portfolio Turnover Rate                                                   41%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts

(included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the period ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund's average net assets before an increase of $536,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $1,449,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended September 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $646,000 and $4,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the period ended September 30, 2001, the fund purchased $3,292,094,000 of investment securities and sold $3,567,779,000 of investment securities, other than U.S. government securities and temporary cash investments.

     At  September  30,  2001,  the  fund  had  available   realized  losses  of
$509,953,000 to offset future net capital gains of $19,125,000 through September 30, 2009, and $490,828,000 through September 30, 2010.

F. At September 30, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $336,913,000, consisting of unrealized gains of $878,057,000 on securities that had risen in value since their purchase and $1,214,970,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                      ------------------------------------------
                                                 Aggregate
                             Number of          Settlement           Unrealized
Futures Contracts      Long Contracts                Value         Appreciation
--------------------------------------------------------------------------------
S&P 500 Index                 300                 $78,278               $274
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2001, was $16,957,000, for which the fund held cash collateral of $17,415,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                JANUARY 1 TO        ---------------------------------------------------
                                             SEPTEMBER 30, 2001               2000                      1999
                                         -----------------------    ----------------------       ----------------------
                                             AMOUNT       SHARES         AMOUNT    SHARES           AMOUNT      SHARES
                                              (000)       (000)           (000)     (000)            (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
Investor Shares
Issued                                  $ 1,198,554       40,092    $ 3,104,349    88,180        3,205,474      94,634
Issued in Lieu of Cash Distributions         36,601        1,218        442,539    12,693          338,671       9,544
Redeemed                                 (2,078,060)     (70,733)    (2,064,143)  (58,968)      (1,158,132)    (34,150)
                                         ------------------------------------------------------------------------------
 Net Increase (Decrease)--Investor Shares  (842,905)     (29,423)     1,482,745    41,905        2,386,013      70,028
                                         ------------------------------------------------------------------------------
Admiral Shares
Issued                                      600,834       12,324             --        --               --          --
Issued in Lieu of Cash Distributions          1,215           25             --        --               --          --
Redeemed                                    (25,548)        (595)            --        --               --          --
                                         ------------------------------------------------------------------------------
 Net Increase (Decrease)--Admiral Shares    576,501       11,754             --        --               --          --
-----------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD GROWTH AND INCOME FUND

This information for the fiscal period ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-; Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE FOUNDER;
                    Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP, INC
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q930 112001